SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2005

COMPUTER SCIENCES CORPORATION

(Exact name of Registrant as specified in its charter)

NEVADA	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Grand Avenue El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (310) 615-0311

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                 Results of Operations and Financial Condition.

This Current Report on Form 8-K/A amends a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 24, 2005 (the “Form 8-K”).

On June 8, 2005, the Registrant filed its Annual Report on Form 10-K with the SEC.  The statement of cash flows for the fiscal year ended April 1, 2005 included in the Annual Report reflects a reclassification of operating and financing cash flows previously reported in the Form 8-K.  This reclassification has no effect on previously reported cash balances or cash used in investing activities for fiscal 2005, or on the Registrant’s cash flow guidance for fiscal 2006.

In the Form 8-K, the Registrant reported fiscal 2005 free cash flow of $474.6 million, and provided a free cash flow reconciliation table in which it reported net cash provided by operating activities of $1,915.5 million.  The Registrant has subsequently determined the appropriate treatment of a $27.8 million debt redemption premium is as a financing outflow, rather than as an operating outflow.  Free cash flow for fiscal 2005 has therefore improved to $500.6 million, reflecting net cash provided by operating activities of $1,941.5 million.

The following revised table reconciles free cash flow to operating cash flow, the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”).  The Registrant’s management believes that this non-GAAP financial measure provides useful information to investors regarding the Registrant’s financial condition and results of operations as it provides another measure of the Registrant’s ability to service its debt, and is considered an important measure by financial analysts covering the Registrant and its peers.

GAAP  Reconciliation

(In millions)

Free Cash Flow (unaudited)

	Twelve Months Ended
	April 1, 2005	April 2, 2004
Free cash flow	500.6	355.0
Net cash used in investing activities	595.4	1,325.3
Acquisitions, net of cash acquired	(20.5)
Dispositions	819.1	44.1
Available for sale securities*	46.9	(46.9)
Net cash provided by operating activities	1,941.5	1,677.5

* As a result of guidance issued by the SEC in its March 4, 2005 “Current Accounting and Disclosure Issues,” the Registrant reclassified certain securities held on April 2, 2004 from cash to available-for-sale investments.  This reclassification increased cash used in investing activities for the 12 months ended April 2, 2004, and decreased such cash by a like amount for the 12 months ended April 1, 2005.  The Registrant believes it is appropriate to exclude such cash flows from its measurement of free cash flow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: June 8, 2005	By	/s/Donald G. DeBuck
Donald G. DeBuck
Vice President and Controller